Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and Natalie Maniaci, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Equities Fund into the Focused Equities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Patrick C. Haden
Patrick C. Haden

June 28, 2008

Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and Natalie Maniaci, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Equities Fund into the Focused Equities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Samuel P. Bell
Samuel P. Bell

June 28, 2008

Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and Natalie Maniaci, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Equities Fund into the Focused Equities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas E. Larkin, Jr.
Thomas E. Larkin, Jr.

June 28, 2008

Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and Natalie Maniaci, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Equities Fund into the Focused Equities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John A. Gavin
John A. Gavin

June 28, 2008

Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and Natalie Maniaci, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Equities Fund into the Focused Equities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Richard W. Call
Richard W. Call

June 28, 2008

Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and Natalie Maniaci, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Equities Fund into the Focused Equities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Matthew K. Fong
Matthew K. Fong

June 28, 2008

Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and Natalie Maniaci, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Equities Fund into the Focused Equities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles A. Parker
Charles A. Parker

June 28, 2008